UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2016

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100 West Palm Beach, Florida 33409
(Address of principal executive offices) Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2016, Ocwen Loan Servicing, LLC, as borrower, and Ocwen Financial Corporation (the “Company”) and certain subsidiaries of the Company, as guarantors, entered into Amendment No. 5 to Senior Secured Term Loan Facility Agreement (the “Amendment”) with the lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent, pursuant to which certain amendments were made to the Senior Secured Term Loan Facility Agreement, dated as of February 15, 2013 (as amended, restated, supplemented or otherwise modified, the “SSTL”). Effective as of March 28, 2016, the Amendment will, among other things:

•	permanently remove the consolidated total debt to consolidated tangible net worth ratio, corporate leverage ratio and interest coverage ratio financial covenants;
•	maintain the loan-to-value ratio covenant at its current 40% level throughout the remaining term of the SSTL;
•	limit the repurchase of the Company’s common stock or options to an amount not to exceed the sum of (i) $20 million plus (ii) an amount equal to (x) $20 million times (y) the aggregate amount of prepayments on the SSTL made after March 28, 2016 divided by $50 million
•	limit the repurchase of the Company’s 6.625% Senior Notes due 2019 to an amount not to exceed the sum of (i) $30 million plus (ii) an amount equal to (x) $30 million times (y) the aggregate amount of prepayments on the SSTL made after March 28, 2016 divided by $50 million;
•	require the Company to make a prepayment on the SSTL in an amount equal to $6.3 million (for a total of $19.0 million) on each of May 31, 2016, July 29, 2016 and September 30, 2016;
•	provide for a fee payable to the consenting lenders equal to 1.0% of the aggregate amount of such consenting lenders’ SSTL loans outstanding; and
•	make certain clarifications, additions and cleanup items in the collateral value calculations.

This description of the Amendment is not complete and is qualified in its entirety by reference to the entire Amendment a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Certain lenders under the SSTL have other lending relationships with the Company and its subsidiaries. In addition certain lenders under the SSTL have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

Item 7.01	Regulation FD Disclosure.

On March 24, 2016, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained under Item 7.01 in this Current Report on Form 8-K, including the information included in Exhibit 99.1 hereto, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: our servicer and credit ratings as well as other actions from various rating agencies, including the impact of recent downgrades of our servicer and credit ratings; adverse effects on our business as a result of recent regulatory settlements; reactions to the announcement of such settlements by key counterparties; increased regulatory scrutiny and media attention; uncertainty related to claims, litigation and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification and other practices; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to effectively manage our regulatory and contractual compliance obligations; the adequacy of our financial resources, including our sources of liquidity and ability to sell, fund and recover advances, repay borrowings and comply with our debt agreements, including the financial and other covenants contained in them; volatility in our stock price; the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to contain and reduce our operating costs, including our ability to successfully execute on our cost improvement initiative; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; uncertainty related to legislation, regulations, regulatory agency actions, government programs and policies, industry initiatives and evolving best servicing practices; as well as other risks detailed in Ocwen’s reports and filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2015. Anyone wishing to understand Ocwen’s business should review our SEC filings. Ocwen’s forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on our website.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits:

Exhibit Number	Description

10.1	Amendment No. 5 to Senior Secured Term Loan Facility Agreement, dated as of March 24, 2016, by and among Ocwen Loan Servicing, LLC, as Borrower, Ocwen Financial Corporation, as Parent, Certain Subsidiaries of Ocwen Financial Corporation, as Subsidiary Guarantors, the Lender Parties thereto, and Barclays Bank PLC, as Administrative Agent and Collateral Agent
99.1	Press release of Ocwen Financial Corporation dated March 24, 2016
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: March 24, 2016	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Executive Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)
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